UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2012

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 30, 2012, Rex Energy Corporation (the “Company”) filed with the Securities and Exchange Commission a preliminary prospectus supplement containing information regarding certain expected financial results for the year ended December 31, 2011. This information which appears under the captions “Prospectus Supplement Summary – Recent Developments,” “Risk Factors – We may be required to take additional write-downs of the carrying values of our oil and natural gas properties, potentially triggering earlier-than-anticipated repayments of any outstanding debt obligations and negatively impacting the trading value of our securities” and “Risk Factors – Our results of operations and cash flow may be adversely affected by risks associated with our oil and gas financial derivative activities, and our oil and gas financial derivative activities may limit potential gains,” is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

The information described above under “Item 2.02 Results of Operations and Financial Condition” is incorporated herein by reference.

On January 30, 2012, the Company updated its corporate presentation and posted it on the Company’s website at www.rexenergy.com. A copy of the presentation is also attached to this Current Report on Form 8-K as Exhibit 99.2.

The information in Items 2.02 and 7.01 in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On January 30, 2012, the Company issued a press release announcing that it is commencing, subject to market conditions, an underwritten public offering of 7.0 million shares of its common stock. The company intends to grant the underwriters a 30-day option to purchase up to 1,050,000 additional shares to cover over-allotments, if any. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Title

99.1	Information regarding expected financial results

99.2	Corporate Presentation

99.3	Press Release of Rex Energy Corporation dated January 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Vice President, General Counsel and Corporate Secretary

Date: January 30, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Information regarding expected financial results

99.2	Corporate Presentation

99.3	Press Release of Rex Energy Corporation dated January 30, 2012